SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005


                            EAGLE BULK SHIPPING INC.
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           (Exact name of each Registrant as specified in its Charter)


     Marshall Islands                     000-51366               98-0453513
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(State or other jurisdiction       (Commission File Number)    (IRS employer
of incorporation or organization)                           identification no.)


29 Broadway New York, New York                                         10006
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(Address of principal executive offices)                            (Zip Code)



                                 (212) 785-2500
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             (Registrant's telephone number, including area code):



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Item 2.02 Results of Operations and Financial Condition.

On August 15, 2005, the Registrant issued a press release relating to its Second Quarter 2005 results and the declaration of future dividends. The press release also announced that the members of the Registrant's senior management team will host a teleconference and webcast at 8:30 a.m. ET on Tuesday, August 16, 2005 to discuss the Second Quarter 2005 results. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 15, 2005
                                     EAGLE BULK SHIPPING INC.


                                     By: /s/ Sophocles N. Zoullas
                                         ---------------------------
                                          Sophocles N. Zoullas
                                          Chief Executive Officer and President





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